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                    UNITED INVESTORS LIFE INSURANCE COMPANY
                 Advantage II Deferred Variable Annuity Policy


      Supplement dated September 1, 1999 to Prospectus dated May 1, 1999


The following information supplements and supersedes any contrary information in the Advantage II Prospectus.

The "Policy Owner Transaction Expenses" table found in the "Summary" section of the Prospectus is amended to add the following statement:


                      Policy Owner Transaction Expenses *
                      -----------------------------------

Deferred Sales Charge (% of each purchase payment, deducted
 at 0.85% per year).....................................................   8.50%

Transaction Charge (for each withdrawal in excess of 4 per
 policy year)........................................................... $20.00

Withdrawal Charge (% of purchase payment being withdrawn):


--------------------------------------------------------------
Years    (less than)1    1    2    3    4    5    6    7    8+
--------------------------------------------------------------
  %                 8    7    6    5    4    3    2    1    0
--------------------------------------------------------------


*(Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments. See your policy.)



This Supplement is dated September 1, 1999.

Please keep this Supplement with your Prospectus dated May 1, 1999, for the Advantage II Deferred Variable Annuity Policy.

Form U-1053-B, Ed. 9/99